UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 25, 2005


                           GS MORTGAGE SECURITIES CORP
          as Depositor under the Master Servicing and Trust Agreement, dated as of February 1, 2005, providing for the issuance of Mortgage Pass-
                      Through Certificates, Series 2005-2F
             (Exact name of registrant as specified in its charter)


           Delaware                333-120274-11             13-3387389
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

        85 Broad Street
     New York, New York                                         10004
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2005-2F Mortgage Pass-Through Certificates, Series 2005-2F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of February 1, 2005 among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, N.A., as Securities Administrator, Custodian, and Master Servicer, and Wachovia Bank, N.A., as Trustee.

 On October 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             GSR MORTGAGE LOAN TRUST 2005-2F
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2F

             JPMorgan Chase Bank, N.A., Securities Administrator,
               Custodian, and Master Servicer under the Agreement referred to herein

            By: /s/  Annette Marsula
                     ----------------------------------------------
                     Annette Marsula
                     Vice President

Date: November 1, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         October 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2005


                      GSR Mortgage Loan Trust Series 2005-2F
                         Statement To Certificateholders
                                  October 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                  Ending
                Face        Principal                                                       Realized      Deferred     Principal
Class          Value        Balance          Principal          Interest          Total     Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1        13,167,000.00   13,167,000.00           0.00     60,348.75      60,348.75        0.00          0.00     13,167,000.00
IA2        69,774,000.00   63,137,978.86   1,671,230.13    263,074.91   1,934,305.04        0.00          0.00     61,466,748.73
IA3        23,258,000.00   21,045,992.96     557,076.71     72,433.29     629,510.00        0.00          0.00     20,488,916.25
IA5        12,456,000.00   12,221,506.63      34,116.01     56,015.24      90,131.25        0.00          0.00     12,187,390.62
IA6         7,209,000.00    7,443,493.37           0.00          0.00           0.00        0.00     34,116.01      7,477,609.38
IIA1      105,000,000.00   99,643,080.96   1,071,392.77    352,902.58   1,424,295.35        0.00          0.00     98,571,688.19
IIA3       45,860,000.00   26,070,300.39   3,611,028.46          0.00   3,611,028.46        0.00    130,351.50     22,589,623.43
IIIA1      13,172,000.00   10,194,037.26     306,591.61     34,659.73     341,251.34        0.00          0.00      9,887,445.65
AP          1,199,835.00    1,131,405.83      15,717.75          0.00      15,717.75        0.00          0.00      1,115,688.08
B1          5,431,000.00    5,396,763.90       5,077.32     26,410.03      31,487.35        0.00          0.00      5,391,686.58
B2          1,961,000.00    1,948,638.19       1,833.29      9,536.01      11,369.30        0.00          0.00      1,946,804.90
B3          1,207,000.00    1,199,391.26       1,128.40      5,869.44       6,997.84        0.00          0.00      1,198,262.86
B4            754,000.00      749,246.92         704.90      3,666.57       4,371.47        0.00          0.00        748,542.02
B5            603,000.00      599,198.78         563.73      2,932.29       3,496.02        0.00          0.00        598,635.05
B6            603,798.00      599,992.02         564.48      2,936.17       3,500.65        0.00          0.00        599,427.54
R1                  0.00            0.00           0.00          0.03           0.03        0.00          0.00              0.00
R2                  0.00            0.00           0.00          0.00           0.00        0.00          0.00              0.00
TOTALS    301,655,633.00  264,548,027.33   7,277,025.56    890,785.04   8,167,810.60        0.00    164,467.51    257,435,469.28
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA4        23,258,000.00   21,045,992.96           0.00     50,335.00      50,335.00        0.00          0.00     20,488,916.25
IIA2       30,625,000.00   29,062,565.28           0.00    145,312.83     145,312.83        0.00          0.00     28,750,075.72
IIIA2      13,172,000.00   10,194,037.26           0.00     33,300.52      33,300.52        0.00          0.00      9,887,445.65
AX            127,206.00      117,878.69           0.00        785.86         785.86        0.00          0.00        116,799.40
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                         Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1       36242DXY4   1,000.00000000      0.00000000     4.58333333      4.58333333     1,000.00000000        IA1       5.500000
IA2       36242DXZ1     904.89263709     23.95204704     3.77038596     27.72243300       880.94059005        IA2       5.000000
IA3       36242DYA5     904.89263737     23.95204704     3.11433872     27.06638576       880.94059033        IA3       4.130000
IA5       36242DYC1     981.17426381      2.73892180     4.49704881      7.23597062       978.43534200        IA5       5.500000
IA6       36242DYD9   1,032.52786378      0.00000000     0.00000000      0.00000000     1,037.26028298        IA6       5.500000
IIA1      36242DYE7     948.98172343     10.20374067     3.36097695     13.56471762       938.77798276        IIA1      4.250000
IIA3      36242DYG2     568.47580440     78.74026297     0.00000000     78.74026297       492.57792041        IIA3      6.000000
IIIA1     36242DYH0     773.91719253     23.27601048     2.63131871     25.90732918       750.64118205        IIIA1     4.080000
AP        36242DYL1     942.96784975     13.09992624     0.00000000     13.09992624       929.86792351        AP        0.000000
B1        36242DYM9     993.69617013      0.93487755     4.86283005      5.79770760       992.76129258        B1        5.872415
B2        36242DYN7     993.69617032      0.93487506     4.86283019      5.79770525       992.76129526        B2        5.872415
B3        36242DYP2     993.69615576      0.93487987     4.86283347      5.79771334       992.76127589        B3        5.872415
B4        36242DYS6     993.69618037      0.93488064     4.86282493      5.79770557       992.76129973        B4        5.872415
B5        36242DYT4     993.69615257      0.93487562     4.86283582      5.79771144       992.76127695        B5        5.872415
B6        36242DYU1     993.69660052      0.93488220     4.86283492      5.79771712       992.76171832        B6        5.872415
TOTALS                  876.98686313     24.12361900     2.95298659     27.07660559       853.40846024
---------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA4       36242DYB3      904.8926374      0.00000000     2.16420157      2.16420157       880.94059033        IA4       2.870000
IIA2      36242DYF4     948.98172343      0.00000000     4.74490873      4.74490873       938.77798269        IIA2      6.000000
IIIA2     36242DYJ6     773.91719253      0.00000000     2.52812937      2.52812937       750.64118205        IIIA2     3.920000
AX        36242DYK3     926.67554990      0.00000000     6.17785325      6.17785325       918.19096583        AX        8.000000
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               Annette M Marsula
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Beginning Scheduled Principal Balance of Each Collateral Group
                                        Collateral Group 1                                                  121,591,185.53
                                        Collateral Group 2                                                  131,156,986.84
                                        Collateral Group 3                                                   10,668,449.68
                                        Collateral Group P                                                    1,131,406.79

Sec. 4.01(ii)   Aggregate Ending Scheduled Principal Balance of Each Collateral Group
                                        Collateral Group 1                                                  119,357,847.07
                                        Collateral Group 2                                                  126,600,644.64
                                        Collateral Group 3                                                   10,361,290.04
                                        Collateral Group P                                                    1,115,689.05

Sec. 4.01(ii)   Scheduled Principal for Each Collateral Group
                                        Collateral Group 1                                                      133,720.63
                                        Collateral Group 2                                                      102,940.03
                                        Collateral Group 3                                                       12,773.48
                                        Collateral Group P                                                        1,433.20

Sec. 4.01(ii)   Principal Prepayments for Each Collateral Group
                                        Collateral Group 1                                                    2,099,617.83
                                        Collateral Group 2                                                    4,453,402.17
                                        Collateral Group 3                                                      294,386.15
                                        Collateral Group P                                                       14,284.55

Sec. 4.01(ii)   CPR for Each Collateral Group
                                        Collateral Group 1                                                     18.881264 %
                                        Collateral Group 2                                                     33.957155 %
                                        Collateral Group 3                                                     28.551388 %
                                        Collateral Group P                                                     14.158266 %

Sec. 4.01(iii)  Available Distribution                                                                        8,397,544.80
                                        Aggregate Principal Distribution Amount                               7,112,558.04
                                        Principal Prepayment Amount                                           6,861,690.70

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                               6,815,349.16
                                        Principal Prepayments                                                    46,341.54
                                        Liquidation Proceeds                                                          0.00
                                        Condemnation Proceeds                                                         0.00
                                        Insurance Proceeds                                                            0.00

Sec. 4.01(vi)   Interest Payment
                                        Class IA1
                                                              Accrued and Paid for Current Month                 60,348.75
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class IA2
                                                              Accrued and Paid for Current Month                263,074.91
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class IA3
                                                              Accrued and Paid for Current Month                 72,433.29
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class IA4
                                                              Accrued and Paid for Current Month                 50,335.00
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class IA5
                                                              Accrued and Paid for Current Month                 56,015.24
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class IA6
                                                              Accrued and Paid for Current Month                      0.00
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class IIA1
                                                              Accrued and Paid for Current Month                352,902.58
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class IIA2
                                                              Accrued and Paid for Current Month                145,312.83
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class IIA3
                                                              Accrued and Paid for Current Month                      0.00
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class IIIA1
                                                              Accrued and Paid for Current Month                 34,659.73
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class IIIA2
                                                              Accrued and Paid for Current Month                 33,300.52
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class AX
                                                              Accrued and Paid for Current Month                    785.86
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                 26,410.03
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                  9,536.01
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                  5,869.44
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                  3,666.57
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                  2,932.29
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                  2,936.17
                                                              Accrued and Paid from Prior Months                      0.00

Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                        55,408.06

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                               1,155,125.47
                                        Current Period Reimbursed Advances                                            0.00
                                        Aggregate Unreimbursed Advances                                       9,775,130.53

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                       0.00
                                        Current Period Reimbursed Advances                                            0.00
                                        Aggregate Unreimbursed Advances                                               0.00

Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                           564
                                        Balance of Outstanding Mortgage Loans                               257,435,470.80

                                      PLEASE NOTE:
                                      More detailed information regarding the mortgage loans, including the percentage of mortgage loans in the transaction affected by Hurricane Katrina, can be viewed at:
                                      http://www.absnet.net/subscribe/gsdata.asp
                                      The information will be posted at such time as it becomes available.

Sec. 4.01(xii)                        Number and Balance of Delinquent Loans
                                       Group Totals
                                                                                 Principal
                                       Period                Number                Balance              Percentage
                                      0-29 days                     559           255,384,037.23                 99.20 %
                                      30-59 days                      5             2,051,433.57                  0.80 %
                                      60-89 days                      0                     0.00                  0.00 %
                                      90-119 days                     0                     0.00                  0.00 %
                                      120+days                        0                     0.00                  0.00 %
                                       Total                        564           257,435,470.80                100.00 %

Sec. 4.01(xii)                        Number and Balance of Loans in Bankruptcy
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %

Sec. 4.01(xii)                        Number and Balance of Loans in Foreclosure
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %

Sec. 4.01(xiii)                       Number and Balance of REO Loans
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %

Sec. 4.01(xv)                           Aggregate Principal Payment
                                                              Scheduled Principal                                      250,867.34
                                                              Payoffs                                                6,815,349.16
                                                              Prepayments                                               46,341.54
                                                              Liquidation Proceeds                                           0.00
                                                              Condemnation Proceeds                                          0.00
                                                              Insurance Proceeds                                             0.00
                                                              Realized Losses                                                0.00

                                                              Realized Losses Group 1                                        0.00
                                                              Realized Losses Group 2                                        0.00
                                                              Realized Losses Group 3                                        0.00
                                                              Realized Losses Group P                                        0.00
                                                              Realized Gains                                                 0.00

                                                              Realized Gains Group 1                                         0.00
                                                              Realized Gains Group 2                                         0.00
                                                              Realized Gains Group 3                                         0.00
                                                              Realized Gains Group P                                         0.00

Sec. 4.01(xvi)                          Aggregate Amount of Mortgage Loans Repurchased                                       0.00

Sec. 4.01(xvii)                         Aggregate Amount of Shortfall Allocated for Current Period                           0.00
                                                              Class IA1                                                      0.00
                                                              Class IA2                                                      0.00
                                                              Class IA3                                                      0.00
                                                              Class IA4                                                      0.00
                                                              Class IA5                                                      0.00
                                                              Class IA6                                                      0.00
                                                              Class IIA1                                                     0.00
                                                              Class IIA2                                                     0.00
                                                              Class IIA3                                                     0.00
                                                              Class IIIA1                                                    0.00
                                                              Class IIIA2                                                    0.00
                                                              Class B1                                                       0.00
                                                              Class B2                                                       0.00
                                                              Class B3                                                       0.00
                                                              Class B4                                                       0.00
                                                              Class B5                                                       0.00
                                                              Class B6                                                       0.00
                                                              Class AX                                                       0.00

Sec. 4.01(xix) Group 1
                                        Senior Percentage 1                                                             96.2372 %
                                        Senior Prepayment Percentage 1                                                 100.0000 %

                                        Subordinate Percentage 1                                                         3.7628 %
                                        Subordinate Prepayment Percentage 1                                              0.0000 %

Sec. 4.01(xix) Group 2
                                        Senior Percentage 2                                                             95.8495 %
                                        Senior Prepayment Percentage 2                                                 100.0000 %

                                        Subordinate Percentage 2                                                         4.1505 %
                                        Subordinate Prepayment Percentage 2                                              0.0000 %

Sec. 4.01(xix) Group 3
                                        Senior Percentage 3                                                             95.5531 %
                                        Senior Prepayment Percentage 3                                                 100.0000 %
                                        Subordinate Percentage 3                                                         4.4469 %
                                        Subordinate Prepayment Percentage 3                                              0.0000 %


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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